                                                                    Exhibit 10.5
                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT, made effective as of the 15th day of April, 1987 by and between First Savings and Loan Association of Penns Grove, a savings and loan association incorporated under the laws of the United States (the
"Association"), and Robert A. DiValerio (the "Executive").

                                   WITNESSETH:

         WHEREAS, the Executive is employed with the Association on a full time basis;
         WHEREAS, the Association is converting to a state chartered stock savings and loan association and desires to assure that the Executive remains in its employ after such conversion; and

         WHEREAS, the Association is willing to employ the Executive and the Executive is willing to accept employment on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

         1. Employment

            The Association hereby employs the Executive, and the Executive hereby accepts such employment and agrees to remain in the employ of the Association, for the period stated in paragraph 3 below and upon the other terms and conditions herein provided.

         2. Position and Duties

            During the Employment Period (as defined in Section 3(a)), the Executive agrees to serve as Executive Vice President, Treasurer of the Association and shall perform such managerial duties and responsibilities for the Association as the Board of Directors of the Association or any superior officer may direct in accordance with the by-laws of the Association, which duties and responsibilities shall be of substantially the same character as or equivalent character to those required by Executive's position on the Effective Date (as defined in Section 3(a)). Throughout the Employment Period, and except for illness, vacation periods and leaves of absence granted by the Association (if any), the Executive shall devote all his business time, attention, skill and efforts to the faithful performance of his duties hereunder, and, subject to
Section 7(g)(1), accept such office or offices to which he may be elected by the Board of Directors of the Association.

         3. Term

            (a) Period of Employment

                The period of the Executive's employment under this Agreement shall commence as of the date of the conversion of the Association from a mutual to stock form (the "Effective Date") and shall, unless sooner terminated by the death of the Executive, mutual agreement or pursuant to Section 7, continue for a period of one (1) year therefrom, (such period being herein referred to as the "Employment Period"), provided, however, subject to Section 3(b), and if the Employment Period has not been terminated by the death of the Executive, by mutual agreement or pursuant to Section 7, that on each December 31 during the Employment Period, the Employment Period shall be extended for one year, so that at all times the Employment Period on each January 1 during the term of this Agreement shall be an unexpired period of one (1) year. The last day of the Employment Period, as from time to time extended, and without regard to any early termination pursuant to Section 7, is hereinafter referred to as the "Expiration Date."

            (b) Termination of Automatic Extension

                The Executive or Association may elect to terminate the automatic extension of the Employment Period set forth in subsection 3(a) by giving written notice of such election. Any notice given hereunder shall be effective in the year in which the notice is given, if given between January 1 and June 30 of any calendar year, and in the year following the year in which the notice is given, if given between July 1 and December 31 of any calendar year. Upon effectiveness of any notice given hereunder, Executive's employment under this Agreement shall terminate on the Expir-ation Date (as last extended) or such earlier date as may be determined pursuant to Section 7.

         4. Compensation

            (a) Salary and Incentive Compensation

                For all services rendered by the Executive in any capacity during the Employment Period under this Agreement, the Executive shall be paid as compensation (i) an annual salary of $57,000, or such higher salary as may be negotiated from time to time by the Association and the Executive plus (ii) such incentive compensation or bonus as may be awarded to the Executive from time to time by the Board of Directors. Such salary shall be payable in 52 equal weekly installments and any such incentive compensation or bonus shall be payable in the manner and at the time specified by the Board of Directors.

            (b) Reimbursement of Expenses

                The Association shall pay or reimburse the Executive, in accordance with the Association's policies and requirements, for all reasonable travel and other expenses incurred by the Executive in performing his obligations under this Agreement. The Executive shall be provided, at his option, with an automobile expense allowance, or the use of a recent model automobile which will be owned by the Association, as may be mutually agreed upon by the Executive and the

Association. All reasonable business related expenses associated therewith shall be borne by the Association.

         5. Participation in Incentive Compensation and Benefit Plans

            In addition to the payments provided under this Agreement, the Executive (or his beneficiary) may be, or may become, entitled to benefits under any executive or contingent compensation plan, stock option, restricted stock or stock purchase plan, retirement income or pension plan, supplemental or excess benefit plan, group hospitalization, health care, or sick leave plan, life or other insurance or death benefit plan, travel and accident insurance, vacation plan, or other present or future group employee benefit plan or program of the Association for which Executive employees of the Association generally are eligible, and the Executive shall be eligible to receive, with respect to the Employment Period, all benefits and emoluments for which he is eligible under any such benefit plan or program of the Association in accordance with the provisions and requirements of any such plan or program.

         6. Vacation and Sick Leave

            Executive shall be entitled to be compensated for annual vacation, personal and sick leave in accordance with established Association policy.

         7. Termination or Suspension of Employment

            (a) Termination without Cause

                Notwithstanding anything to the contrary contained in this Agreement, subject to Executive receiving the compensation set forth in subsection (i) of this Section 7, the Association's Board of Directors may terminate the Executive's employment under this Agreement at any time. Termination of Executive's employment under this subsection shall be deemed a breach of this Agreement by the Association.

           (b) Termination with Cause

               The Association's Board of Directors may terminate the Executive's employment under this Agreement at any time for cause. The Executive shall have no right to receive compensation or other benefits for any period after termination for cause. The term "for cause" shall include the Executive's personal dishonesty, incompetency, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. If the Association's Board of Directors determines that Executive's employment under this Agreement shall be terminated for cause, then the Board shall forthwith provide Exe-cutive with a written notice of said determination. The notice shall contain a detailed statement of the facts which constitute the particulars of the cause for termination. As used herein, the term incompetency shall mean the determination by a court that the Executive is unable to manage his own affairs by reason of insanity, imbecility or feeble mindedness.


           (c) Suspension Pursuant to Notice

               If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice served by the Federal Home Loan Bank Board ("FHLBB") or the Federal Savings and Loan Insurance Corporation ("FSLIC") under Section 5(d)(4)(C) or Section 5(d)(5)(A) of the Home Owners' Loan Act (12 U.S.C. 1464(d)(4)(C) and (5)(d)(A)) or under
Section 407(g)(3) or Section 407(h) of the National Housing Act (12 U.S.C. 1730
(g)(3) and (h)), the Association's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may in its discretion (i) pay the Executive all or part of the compensation withheld while the Association's obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of the Association's obligations under this Agreement which were suspended.

           (d) Termination Pursuant to Order

               If the Executive is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order of the FHLBB or FSLIC issued under Section 5 (d) (4) (D) or Section 5 (d) (5) (A) of the Home Owners' Loan Act (12 U.S.C. 1464(d)(4)(D) and (d)(5)(A)) or under
Section 407 (g) (3) or Section 407 (h) of the National Housing Act (12 U.S.C. 1730 (g) (3) and (h)) , all obligations of the Association under this Agreement shall terminate as of the effective date of the order, but vested rights of the Association and Executive shall not be affected.

           (e) Termination Upon Default Under National Housing Act

               If the Association is in default (as defined in Section 401(d) of the National Housing Act), all obligations under this Agreement shall terminate as of the date of default, but this subsection shall not affect any vested rights of the Association and Executive.

           (f) Termination by FSLIC and FHLBB

               All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the institution, (i) by FSLIC at the time FSLIC enters into an agreement to provide assistance to or on behalf of the

Association under the authority contained in Section 406(f) of the National Housing Act; or (ii) by the FHLBB at the time the FHLBB or its Principal Supervisory Agent (as defined in 12 C.F.R. Section 561.35) approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by the FHLBB to be in an unsafe and unsound condition. Any rights of the Association or Executive that have already vested, however, shall not be affected by such action.

           (g) Termination by Executive for Good Reason

               The Executive shall be entitled to terminate his employment hereunder for good reason. Any termination of employment hereunder under any of the following circumstances shall be for good reason, the occurrence of any of which shall be deemed a breach of this Agreement by the Association:

               (1) without the express written consent of the Executive, the Executive is assigned any duties inconsistent with his positions, duties, responsibilities and status with the Association as in effect on the Effective Date, or his titles as in effect on the Effective Date are changed or the Executive is removed or not re-elected to any of such positions, except in connection with the termination of the Executive's employment pursuant to subsections (b), (c), (d), (e) or (f) of Section 7 of this Agreement, or as a result of his substantial disability or death;

               (2) the salary of the Executive set forth in Section 4, as the same hereafter may be increased from time to time, is reduced;

               (3) the Association fails to continue for the Executive any benefit or compensation plan providing the Executive with substantially similar benefits to those plans in which the Executive is participating at the Effective Date or in which the Executive hereafter may participate; or

               (4) the Association shall fail to observe or perform any convenant or agreement in this Agreement to be observed or performed by the Association;

               (5) a change in control (as defined below) of the Association occurs.

                For the purposes of this Agreement, a "change in control of the Association" shall mean a change in control whether by stock transfer, sale of assets, merger, consolidation or otherwise; provided that, without limitation, such a change of control shall be deemed to have occurred if (1) any person
(as such term is used in 12 C.F.R. Section 563.18-2(b)(1)), other than those persons in control of Association on the date hereof, acquires the power, directly or indirectly, to direct the management or policies of the Association or to vote 25% or more of any class of voting securities of the Association; or
(2) within any period of three consecutive years during the term of this Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Association cease for any reason to constitute at least a majority thereof.

           (h) Termination by Executive Other Than for Good Cause

               Notwithstanding anything contained herein to the contrary, the Executive may terminate this Agreement by notice (which shall in no event be less than 6 months) to the Association on or after the date that the Executive first becomes eligible to receive benefits under the Association's defined benefit pension plan in which case benefits shall be payable to the Executive in accordance with the provisions of such pension plan and all rights of the Executive under this Agreement shall cease. Notwithstanding anything contained herein to the contrary, the Executive may terminate this Agreement by notice (which shall in no event be less than 2 months) to the Association.

           (i) Remedies for Termination

               Upon termination of the Executive's employment under this Agreement pursuant to subsections (a) or (g) of this Section 7, the Executive shall receive until the Expiration Date:

               (1) 200% of the salary set forth in Section 4, as the same may have been increased from time to time, payment of which shall be at the time provided for in this Agreement as if the Executive's employment under this Agreement has not terminated.

               (2) annually, an amount equal to the average of the three highest annual incentive compensation payments made to Executive by the Association prior to the termination pursuant to subsection (a) or the event given Executive the right to terminate his employment under subsection (g); and

               (3) medical care, pension and similar benefits, at no cost to Executive, substantially comparable to those furnished to Executive by the Association immediately prior to termination of employment hereunder.

               (4) upon termination without Cause or termination for "good reason" following a "change in control", the Association shall determine the aggregate present value (pursuant to Section 1274(b)(2) of the Internal Revenue
Code) of all amounts payable hereunder, and of all other amounts payable to the Executive upon or by reason of his termination which are determined in good faith by the Association to be "parachute payments", (as defined in Section 280G(b)(2) of the Code and the regulations promulgated thereunder) made pursuant to agreements or plans which are subject to Section 280G. The Association's determination of present value and of other amounts constituting "parachute payments" is binding; provided that if Executive obtains an opinion of counsel satisfactory to the

Association or an Internal Revenue Service ruling to the effect that the method of determining present value was improper or that specified payments did not constitute "parachute payments", calculations will be made in accordance with such opinion or ruling. In the event that aggregate present value of all benefits under this Agreement and other "parachute payments" is equal to or in excess of 300% of the Executive's "base amount" as defined in Section 280G(b)(3)(A) and regulations thereunder, the Executive waives the right to "parachute payments" sufficient to reduce the present value of all such payments below 300% of the "base amount." The Executive shall have the right to designate those benefits which shall be waived or reduced in order to comply with this provision, but failing designation by the Executive, the Association may designate those benefits which must be waived or reduced.

               (5) If it is established pursuant to a final determination of a court of competent jurisdiction or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Association in applying the terms of this Section 7, the aggregate "parachute payments" paid to or for the Executive's benefit are in an amount that would result in any portion of such "parachute payments" not being deductible by the Association or an Affiliate by reason of Section 280G of the Code, then the Executive shall have an obligation to pay the Association upon demand an amount equal to the sum of (i) the excess of the aggregate "parachute payments" paid to or for the Executive's benefit without any portion of such "parachute payments" not being deductible by reason of Section 280G of the Code and (ii) interest on the amount set forth in clause (i) above at the applicable federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such payment.

           Any payment made by Association under this Section shall be deemed to constitute liquidated damages and not a penalty for the Association's breach of this Agreement. Executive shall not be required to mitigate his damages hereunder by seeking employment or otherwise.

           (j) Disability Termination

               In the event that the Executive is totally disabled prior to the Expiration Date of this Agreement, the Association shall have the right to terminate Executive's employment on ten (10) days written notice to Executive, provided the Association shall pay the Executive a disability benefit which is equal to the salary provided in Section 4, as the same may have been increased from time to time, received by Executive at the commencement of the Executive's total disability, reduced by the sum of (i) the amount of any benefits to which the Executive may be entitled with respect to the same period under any disability plan or pension plan, including related supplemental and excess benefit plans or agreements, of the Association and (ii) the disability benefits payable under any government regulated plan including workers' compensation benefits. Payment of such disability benefit shall commence with the week coincident with the termination of Executive's employment under this Agreement and shall continue until the earlier of the Expiration Date or the Executive's death. During any period the Executive shall be entitled to receive disability payments from the Association, to the extent that he is physically and mentally able to do so, he shall furnish information and assistance to the Association, and, in addition, upon reasonable request in writing from time to he shall make himself available to the Association to undertake reasonable assignments with the dignity, importance, and scope of his prior position and his physical and mental health. As used in this Agreement, the term "total disability" shall mean the complete inability of the Executive to perform all of his duties under this Agreement as determined by an independent physician selected with the approval of the Board of Directors and the Executive.

           8. Withholding of Taxes

              The Association may withhold from any payments under this Agreement all applicable taxes, as shall be required pursuant to any law or governmental regulation or ruling.

           9. Prior Agreements

              This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof, supersedes all prior and contemporaneous agreements and understandings and any prior employment agreement between the Association and the Executive.

          10. Consolidation or Merger

              Nothing in this Agreement shall preclude the Association from consolidating or merging into or with, or transferring all or substantially all of its assets to, any Person which assumes this Agreement and all obligations of the Association hereunder. Upon such a consolidation, merger or transfer of assets and assumption, the term, "Association" shall refer to such other Person and this Agreement shall continue in full force and effect.

          11. General Provisions

              (a) Non-Assignability

                  Neither this Agreement nor any right or interest hereunder shall be assignable by the Executive without the Association's prior written consent; provided, howevever, that nothing in this subparagraph 11(a) shall preclude the executors, administrators, or other legal representatives of the estate of the Executive from assigning any rights hereunder to the Person or Persons entitled thereto under the Executive's will or, in case of intestacy, to the Person or Persons entitled thereto under the laws of intestacy applicable to the Executive's estate.

              (b) No Attachment

                  Except as otherwise required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

              (c) Binding Agreement

                  This Agreement shall be binding upon and inure to the benefit of the Executive and the Association, the Executive's heirs, executors and assigns and the Association's successors and assigns.

              (d) "Person" Defined

                  "Person" as used herein means a natural person, joint venture, corporation, sole proprietorship, trust, estate, partnership, cooperative, association, organization, government or governmental entity, or other entity.

          12. Legal Expenses

              The Association shall pay to the Executive all reasonable legal fees and expenses incurred by the Executive in seeking to obtain or enforce any right or benefit provided by this Agreement.

          13. Amendment

              No amendment or modification of this Agreement shall be deemed effective unless and until executed in writing.

          14. Severability

              If for any reason any provision of this Agreement shall be held invalid, such invalidity shall not affect any other provision of this Agreement not held so invalid, and all other such provisions shall to the full extent consistent with law continue in full force and effect. If any such provision shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Agreement, shall likewise to the full extent consistent with law continue in full force and effect.

          15. Headings

              The headings are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

          16. Interpretation

              If any provision of this Agreement shall be the subject of a dispute between the Association and the Executive and a court or arbitrator to which such dispute has been brought shall be unable to resolve which of two reasonable interpretations of such provision is the proper interpretation thereof, then the interpretation most favorable to the Executive shall control.

          17. Governing Law

              This Agreement has been executed and delivered in the State of New Jersey and its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws thereof applicable to contracts executed and to be wholly performed in New Jersey.

          18. Consent to Jurisdiction

              Executive and the Association irrevocable consent to the exclusive jurisdiction of the Courts of Salem County, New Jersey and/or the United States District Court for the District of New Jersey in any action or proceeding pursuant to this Agreement and agree to service of process in accordance with
Section 17 herein.

          19. Notices

              All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid, to the following addresses or to such other address as either party may designate by like notice:

A.       If to Executive, to:

              Robert A. DiValerio
              105 South Carol Boulevard
              Upper Darby, PA 19082

B.       If to Association, to:

              First Savings and Loan Association
                   of Penns Grove
              125 South Broadway
              Pennsville, NJ 08070

C.       In all cases, copies to:

              Blank, Rome, Comisky & McCauley
              1200 Four Penn Center Plaza
              Philadelphia, PA 19103
              Attn:  Barry H. Genkin, Esquire

D.


and to such other or additional Person or Persons as either party shall have designated to the other party in writing by like notice.

          20. Reimbursement of Expenses

              In the event the Association or any party other than the Executive asserts that this Agreement, in whole or in part, is unenforceable or invalid, than the Association shall reimburse Executive for any costs and expenses including, without limitation, legal fees, incurred by Executive in enforcing this Agreement or defending its validity.

              IN WITNESS WHEREOF, the Association has caused this Agreement to be executed and its seal to be affixed hereto by its officers thereunto duly authorized, and the Executive has signed and sealed this Agreement, all as of the day and year first above written.




ATTEST:                                       FIRST SAVINGS AND LOAN ASSOCIATION
                                                       OF PENNS GROVE

/s/ Joyce A. Hunt                                 /s/ Stephen D. Miller
__________________________________            By: ______________________________
                         Secretary                    Stephen D. Miller,
                                                      President


WITNESS:

/s/ Elizabeth F. Homen                            /s/ Robert A. DiValerio
__________________________________                ______________________________
                                                      Robert A. DiValerio

                        AMENDMENT TO EMPLOYMENT AGREEMENT


         This Amendment, dated 27th day of March, 1992, by and between First Home Savings Bank, S.L.A., a savings and loan association incorporated under laws of New Jersey (the "Bank"), and Robert A. DiValerio (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Bank and Executive have entered into an Employment Agreement made effective as of the 15th day of April, 1987 (the "Employment Agreement"); and

         WHEREAS, the Bank and Executive desire to amend certain of the terms of the Employment Agreement.

         NOW, THEREFORE, the parties hereto, intended to be legally bound hereby, agree as follows:

         1. The first sentence of Section 3(a) of the Employment Agreement shall be amended to read in its entirety as follows:

            "The period of the Executive's employment under this Agreement shall commence as of the date of the conversion of the Association from a mutual to stock form (the "Effective Date") and shall, unless sooner terminated by the death of the Executive, mutual agreement or pursuant to Section 7, continue for a period of three (3) years therefrom, (such period being herein referred to as the "Employment Period"), provided, however, subject to Section 3(b), and if the Employment Period has not been terminated by the death of the Executive, by mutual agreement or pursuant to Section 7, that on each December 31 during the Employment Period, the Employment Period shall be extended for one year, so that at all times the Employment Period on each January 1 during the year of this Agreement shall be an unexpired period of three years, provided, however, that such extension shall not go into effect unless and until it has been reviewed and approved by the Board of Directors."

         2. Section 7(c) is amended to read in its entirety as follows:

                       "(c) Suspension Pursuant to Notice

                            If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(3) and
         (g)(1)), the Association's obligations under this Agreement shall be suspended as of the date of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may in its discre-tion (i) pay the Executive all or part of the compensation withheld while the Bank's obligations under this Agreement were suspended and
         (ii) reinstate (in whole or in part) any of the Association's obligations under this Agreement which were suspended.

         3. Section 7(d) is amended to read in its entirety as follows:

                       (d) Termination Pursuant to Order

                           If the Executive is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(4) or (g)(1)), all obligations of the Association under this Agreement shall terminate as of the effective date of the order, but vested rights of the Association and Executive shall not be affected.

         4. Section 7(e) is amended to read in its entirety as follows:

                       (e) Termination Upon Default

                           If the Association is in default (as defined in Section 3(X)(1) of the Federal Deposit Insurance Act), all obligations under this Agreement shall terminate as of the date of default, but this subsection shall not affect any vested rights of the Association and Executive.

         5. Section 7(f) is amended to read in its entirety as follows:

                       (f) Termination by Office of Thrift Supervision

                           All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Association,
         (i) by the Director of the Office of Thrift Supervision or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or
         (ii) by the Director of the Office of Thrift Supervision or his or her designee, at the time such Director or designee approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by such Director to be in an unsafe and unsound condition. Any rights of the Association or Executive that have already vested, however, shall not be affected by such action.

         6. Section 7(h) is amended to read in its entirety as follows:

            Notwithstanding anything contained herein to the contrary, the Executive may terminate this Agreement by notice (which shall in no event be less than 6 months) to the Association on or after the date that the Executive first becomes eligible to receive retirement benefits under the Association's Employee Stock Ownership Plan in which case benefits shall be payable to the Executive in accordance with the provisions of such plan, and all rights of the Executive under this Agreement shall cease.

         7. Section 7 of the Employment Agreement is amended by adding at the end thereof a new Section (k) which shall read in its entirety as follows:

            (k) Limitation. Notwithstanding anything to the contrary contained in this Section, Executive shall not receive and does hereby waive the right to receive any amount upon his termination of employment (whether pursuant to the terms of this Agreement or pursuant to any other policy or arrangement) which would cause Executive to receive an amount which exceeds three times the Executive's annual salary for the year in which Executive's employment is terminated.

         8. Section 12 of the Employment Agreement is amended to read in its entirety as follows:

            "If the Executive obtains a judgment which enforces a right or benefit under this Agreement, the Association shall pay to the Executive all reasonable legal fees and expenses incurred by the Executive in seeking to obtain or enforce such right or benefit."

         9. The Employment Agreement is amended by deleting Section 20 in its entirety.

         10. The Employment Agreement, as amended by this Amendment, shall remain in full force and effect.

         IN WITNESS WHEREOF, the Association has caused this Amendment to be executed and its seal to be affixed hereto by its officers thereunto duly authorized, and the Executive has signed and sealed this Agreement, all as of the day and year first above written.

                                                 FIRST HOME SAVINGS BANK, S.L.A.

                                                      Stephen W. Miller, Pres.
                                                  By:___________________________

                                                      /s/ Robert A. DiValerio
                                                     ___________________________
                                                     Robert A. DiValerio

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


         This Amendment, dated this 25th day of January, 1993, by and between First Home Savings Bank, S.L.A., a savings and loan association incorporated under laws of New Jersey (the "Bank"), and Robert A. DiValerio (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Bank and Executive have entered into an Employment Agreement made effective as of the 15th day of April 1987 (the "Employment Agreement"); and

         WHEREAS, the Employment Agreement was amended on March 27, 1992; and

         WHEREAS, the Bank and Executive desire to make further amendments to certain of the terms of the Employment Agreement.

         NOW, THEREFORE, the parties hereto, intended to be legally bound hereby, agree as follows:

         1. The first sentence of Section 3(a) of the Employment Agreement shall be amended to read in its entirety as follows:

            "The period of the Executive's employment under this Agreement shall commence as of the date of the conversion of the Association from a mutual to stock form (the "Effective Date") and shall, unless sooner terminated by the death of the Executive, mutual agreement or pursuant to Section 7, continue for a period of three (3) years therefrom, (such period being herein referred to as the "Employment Period"), provided, however, subject to Section 3(b), and if the Employment Period has not been terminated by the death of the Executive, by mutual agreement or pursuant to Section 7, that on each December 31 during the Employment Period, the Employment Period shall be extended for one year, so that at all times the Employment Period on each January 1 during the year of this Agreement shall be an unexpired period of three years, provided, however, that such extension shall not go into affect unless and until it has been reviewed and approved by the Board of Directors."

         2. Section 7(c) is amended to read in its entirety as follows:

            "(c) Suspension Pursuant to Notice

                 If Executive in suspended and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. Section 1818(e)(3) and (g)(1)), the Association's obligations under this Agreement shall be suspended as of the date of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may in its discretion (i) pay the Executive all or part of the compensation withheld while the Bank's obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of the Association's obligations under this Agreement which were suspended.

         3. Section 7(d) is amended to read in its entirety as follows:

            (d) Termination Pursuant to Order

                If the Executive is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit
         Insurance Act (12 U.S.C. Section 1818(e)(4) or (g)(1)), all obligations of the Association under this Agreement shall terminate as of the effective date of the order, but vested rights of the Association and Executive shall not be affected.

         4. Section 7(e) is amended to read in its entirety an follows:

            (e) Termination Upon Default

                If the Association is in default (as defined in Section 3(X)(1) of the Federal Deposit Insurance Act), all obligations under this Agreement shall terminate as of the date of default, but this subsection shall not affect any vested rights of the Association and Executive.

         5. Section 7(f) is amended to read in its entirety as follows:

            (f) Termination by Office of Thrift Supervision

                All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Association, (i) by the Director of the Office of Thrift Supervision or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or (ii) by the Director of the Office of Thrift Supervision or his or her designee, at the time such Director or designee approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by such Director to be in an unsafe and unsound condition. Any rights of the Association or Executive that have already vested, however, shall not be affected by such action.

         6. Section 7(h) is amended to read in its entirety as follows:

            Notwithstanding anything contained herein to the contrary, the Executive may terminate this Agreement by notice (which shall in no event be less than 6 months) to the Association on or after the date that the Executive first becomes eligible to receive retirement benefits under the Association's Employee Stock Ownership Plan in which case benefits shall be payable to the Executive in accordance with the provisions of such plan, and all rights of the Executive under this Agreement shall cease.

         7. Section 7(i)(1) is amended to read in its entirety as follows:

            100% of the salary set forth in Section 4, as the same may have been increased from time to time, payment of which shall be at the time provided for in this agreement as if the Executive's employment under this agreement has not terminated.

         8. Section 7 of the Employment Agreement is amended by adding at the end thereof a new Section (k) which shall read in its entirety as follows:

            (k) Limitation. Notwithstanding anything to the contrary contained in this Section, Executive shall not receive and does hereby waive the right to receive any amount upon his termination of employment (whether pursuant to the terms of this Agreement or pursuant to any other policy or arrangement) which would cause Executive to receive an amount which exceeds three times the Executive's annual salary for the year in which Executive's employment is terminated.

         9. Section 12 of the Employment Agreement is amended to read in its entirety as follows:

            "If the Executive obtains a judgment which enforces a right or benefit under this Agreement, the Association shall pay to the Executive all reasonable legal fees and expenses incurred by the Executive in seeking to obtain or enforce such right or benefit."

         10. The Employment Agreement is amended by deleting Section 20 in its entirety.

         11. The Employment Agreement, as amended by this Amendment, shall remain in full force and effect.

         IN WITNESS WHEREOF, the Association has caused this Amendment to be executed and its seal to be affixed hereto by its officers thereunto duly authorized, and the Executive has signed and sealed this Agreement, all as of the day and year first above written.

                                                 FIRST HOME SAVINGS BANK, S.L.A.

                                                     /s/ Sol L. Davidow
                                                 BY:____________________________
                                                    Sol L. Davidow, Chairman of
                                                       the Board

                                                     /s/ Robert A. DiValerio
                                                    ____________________________
                                                    Robert A. DiValerio

                     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT


         This Amendment, dated this 5th day of January, 1994, by and between First Home Savings Bank, F.S.B., a savings and loan association incorporated under laws of the United States (the "Bank"), and Robert A. DiValerio (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Bank, as the successor in interest by merger with First Home Savings Bank, S.L.A. (formerly known as First Savings and Loan Association of Penns Grove), and Executive have entered into an Employment Agreement made effective as of the 15th day of April, 1987 (the "Employment Agreement"); and

         WHEREAS, the Employment Agreement was amended on March 27, 1992 and January 25, 1993; and

         WHEREAS, the Bank and Executive desire to make further amendments to certain of the terms of the Employment Agreement.

         NOW, THEREFORE, the parties hereto, intended to be legally bound hereby, agree as follows:

         1. All references in the Employment Agreement, as amended, to "Bank" or "Association" shall be deemed to refer to First Home Savings Bank, F.S.B.

         2. Section 7(k) of the Employment Agreement is amended to read in its entirety as follows:

            (k) Limitation. Notwithstanding anything to the contrary contained in this Section, Executive shall not receive and does hereby waive the right to receive any amount upon his termination of employment (whether pursuant to the terms of this Agreement or pursuant to any other policy or arrangement) which would cause Executive to receive an amount which exceeds three times the Executive's Average Annual Compensation (as hereinafter defined). "Average Annual Compensation" means the average of all Compensation (as hereinafter defined) paid to Executive by Bank during each of the five full taxable years (i.e. January 1 to December 31) preceding the year in which Executive's employment is terminated. "Compensation" shall mean "Compensation" as defined in RB 27a, "Executive Compensation and Employment Contracts", dated March 5, 1993, promulgated by the Office of Thrift Supervision.

         3. The Employment Agreement, as amended, and as amended by this Amendment, shall remain in full force and effect.

         IN WITNESS WHEREOF, the Bank has caused this Amendment to be executed and its seal to be affixed hereto by its officers thereunto duly authorized, and the Executive has signed and sealed this Agreement, all as of the day and year first above written.

                                                 FIRST HOME SAVINGS BANK, F.S.B.

                                                     /s/ Sol L. Davidow
                                                 By:____________________________
                                                    Sol L. Davidow, Chairman of
                                                        the Board

                                                     /s/ Robert A. DiValerio
                                                     ___________________________
                                                     Robert A. DiValerio










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